Exhibit 10.1

AMENDMENT NO. 1 TO INVENTORY EARN OUT AGREEMENT

This Amendment No. 1 to Inventory Earn Out Agreement (this “Amendment”) dated this 11th day of November, 2022, by and among Bespoke Extracts, Inc., a Nevada corporation (the “Company”) and Berique Labs, LLC, a Florida limited liability company (the “Lender”).

WHEREAS, the Company and the Lender are party to an inventory earn out agreement, dated October 28, 2021 (the “Inventory Earn Out”);

WHEREAS, the Company and the Lender desire to amend the Inventory Earn Out as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1.             The last sentence of the Inventory Earn Out is hereby amended to read as follows:

The Borrower and Lender further agree that on February 28, 2023, the Borrower shall make a final payment equal to an amount of $90,000 minus the total of the monthly payments made according to the Inventory Earn Out.

2.             Except as modified herein, the terms of the Inventory Earn Out shall remain in full force and effect.

3.             This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BESPOKE EXTRACTS, INC.

By: /s/ Michael Feinsod

Name: Michael Feinsod

Title: Chief Executive Officer

BERIQUE LABS, LLC

By: /s/ Ber Mitchell

Name: BER MITCHELL

Title: Manager